Exhibit 10.1

Certain identified information has been excluded from the exhibit because it is both not material and would likely cause competitive harm to the registrant if publicly disclosed.

FIRST AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

This FIRST AMENDMENT TO THE RESTRUCTURING SUPPORT AGREEMENT, dated as of August 20, 2020 (this “Amendment”), is made to the Restructuring Support Agreement, dated as of July 31, 2020 (the “Agreement”), by and among the Company and each of the undersigned Consenting Creditors (collectively, the “Parties”).1

RECITALS

WHEREAS, on July 31, 2020, the Parties entered into the Agreement;

WHEREAS, the Parties now desire to amend the Restructuring Support Agreement under the terms and conditions set forth herein; and

WHEREAS, following this Amendment, all terms of the Agreement not subject to this Amendment shall continue in full force in effect, as the same were in effect prior to the date of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

Section 1.    Amendments. The Agreement is hereby amended as follows:

(a)    Section 1(a). The definition of “Support Date” is amended and restated in its entirety as follows:

“‘Support Date’ means August 20, 2020.”

(b)    Section 8(d)(vi). Section 8(d)(vi) is hereby deleted in its entirety.

Section 2.                 Acknowledgment. The Parties acknowledge that the Requisite Consenting Creditors and the Company have agreed on a term sheet with the banks and financial institutions that are party to the Credit Agreement with respect to an exit financing commitment, in accordance with Section 8(d)(iv) of the Restructuring Support Agreement by the date that is 14 days after the Petition Date. As a result, the “Other Termination Event” set forth in Section 8(d)(iv) has not occurred.

[1]	Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

Section 3.                 No Assumption or Rejection. For the avoidance of doubt, this Amendment is an amendment of the Agreement and shall not constitute an assumption or rejection of the Agreement pursuant to section 365 of the Bankruptcy Code.

Section 4.                 Counterparts; Electronic Execution. This Amendment may be executed and delivered in any number of counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement. Delivery of an executed copy of this Amendment shall be deemed to be a certification by each person executing this Amendment on behalf of a party hereto that such person and party hereto has been duly authorized and empowered to execute and deliver this Amendment and each other party hereto may rely on such certification. Delivery of any executed signature page of this Amendment by telecopier, facsimile or electronic mail shall be as effective as delivery of a manually executed signature page of this Amendment.

Section 5.                 Effectiveness of Amendment; Miscellaneous. Pursuant to Section 11 of the Agreement, this Amendment shall be effective as of the date first written above following the execution of this Amendment by the Parties. After giving effect to this Amendment, any reference to the Agreement in the Agreement or any document related thereto shall hereafter be deemed to refer to the Agreement as amended by this Amendment. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed and delivered by their respective duly authorized officers, solely in their respective capacity as officers of the undersigned and not in any other capacity, as of the date first set forth above.

NOBLE CORPORATION PLC, for itself and each of its direct and indirect subsidiaries

By:	/s/ Richard Barker
	Name:	Richard Barker
	Title:	Chief Financial Officer

[Signature Page to First Amendment to Restructuring Support Agreement]

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